THE INDIA FUND, INC.
                                                                 August 21, 2002


DEAR FUND SHAREHOLDER,

We are pleased to present you with the unaudited financial statements of The India Fund, Inc. (the "Fund") for the six-month period ended June 30, 2002. In the following pages, the Fund's Investment Manager provides a detailed look at the Fund's sector allocations and investments, as well as the economic and market conditions in India for the recently closed year.


The Fund's net asset value (NAV) increased 2.51% during the six months ended June 30, 2002, outperforming its benchmark, the IFC Investable Index, which increased 2.45%. The Fund under-performed the Dollex Index of 200 leading Indian stocks, which increased 13.38% during the period.


The political situation in India stabilized by the end of the six-month period, although tensions with Pakistan ran quite high as the ongoing conflict in the Kashmir region flared up. Now that the region appears to be stabilizing, the Investment Manager believes there are several opportunities in the equities markets.


The announcement of the Budget in March, at the start of India's fiscal year was seen as a positive influence on the economy and the markets. Also, a number of important state elections altered the political climate in India, but the Investment Manager believes these changes can foster improvements in the country's infrastructure.


The ongoing initiatives taken by the Indian government in divesting itself of several industries are probably the most exciting news for investors. Energy and telecommunications companies that had been state-run monopolies in the past, are now moving into the private sector, which the Investment Manager sees as a significant, favorable situation for investors.





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THE INDIA FUND, INC.


    The Investment Manager believes that the Indian market environment is poised to improve in the coming months. An improvement in the U.S. and global economies has the potential to boost the nation's economy and its equity markets. Also, the Investment Manager believes that further advances in the government's privatization process may directly result in faster economic growth. In the Investment Manager's opinion, these catalysts have the potential to create exciting opportunities in Indian equities.


    On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, please do not hesitate to call our toll-free number, (800) 421-4777.


    Sincerely,

    /S/ BRYAN MC KIGNEY

    Bryan McKigney
    Director, President and Secretary


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                                                            THE INDIA FUND, INC.


    REPORT OF THE INVESTMENT MANAGER

    FOR THE SIX MONTHS ENDED JUNE 30, 2002

    The net asset value ("NAV") of the India Fund, Inc. (the "Fund") increased 2.51% during the first six months of 2002. The Fund under-performed the Dollex Index of 200 leading Indian stocks, which increased 13.38% in the period, but it outperformed its benchmark, the IFC Index, which increased 2.45% over the same period.

    ----------------------------------------------------------------------------
    OVERVIEW OF INDIA'S STOCK MARKET

    After demonstrating initial resilience amidst signs of recovery in the beginning of the year, Indian stock markets fell back to lower levels during the second quarter. Negative news flow on the political front and war rhetoric dominated the backdrop affecting incremental equity flows and increasing the market risk premiums. Domestic mutual fund inflows were consistently negative throughout the six months ended June 30, 2002, while foreign investment inflows began turning negative from May onwards.

    Starting at 3,246 (up 24% from the September lows) in the beginning of the year, India's major equity index, the BSE Sensex, rose 14%, peaking at 3,705 by the end of February. However, as the India-Pakistan stand-off intensified, the market touched a low of 3,114 before recovering 4% at the end of June as war fears receded. Throughout all this, India's fundamental restructuring story gained momentum with the announcement of three major disinvestments: telecommunications company Videsh Sanchar Nigam Ltd. ("VSNL"); and oil companies IBP (formerly Indo-Burma Petroleum) and India Petrochemical Corporation Ltd. ("IPCL"), reported strong year-over-year growth in core sectors of the economy, and steadily falling interest rates.

    Though the war rhetoric has considerably subsided, it seems unlikely that the overhang will be defused soon. Nevertheless, given distinct signs of rationality on both sides, we believe a full-blown engagement is highly improbable. As such, India continues to be a very attractive market in terms of valuations and we believe the crisis should be viewed as an opportunity.

    A trend to note in the market is the increasing polarization between the large-cap index stocks and the small- and mid-cap stocks. While the BSE Sensex (consisting of 30 stocks) has returned -0.5% between January and June, the BSE-500 has returned a significant 19% over this period. This trend is reflective of increasing retail interest in lower-line stocks, a resultant higher liquidity chasing low valuations, and a consistent supply of large-caps from the domestic institutions, especially United Trust of India ("UTI").

    ----------------------------------------------------------------------------
    FUND UPDATES

    The Fund's toll-free phone number, (800) 421-4777, provides callers with a recorded monthly update of the markets in which the Fund invests. It also offers details about the Fund, its portfolio and performance. The Fund's net asset value (NAV) is calculated weekly and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's NAV is also published in Barron's on Saturdays and in The New York Times on Sundays. The Fund is listed on the New York Stock Exchange under the ticker symbol IFN.
--------------------------------------------------------------------------------

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THE INDIA FUND, INC.


    ----------------------------------------------------------------------------
    POLITICS

    Politics dominated the first half of 2002 and contributed to most of the negative news flow for the market. The year started out against a backdrop of increased optimism about an economic recovery both globally and in India tempered by subdued uncertainty over an India-Pakistan clash following the December 2001 attack on the Indian Parliament.

    While the economy did well as we had expected, war fears increased significantly reaching a peak around mid-May. To make things worse, there was communal tension in western India and the Bhartiya Janata Party (BJP) government suffered a major setback in the Uttar Pradesh (UP) state elections.

    The announcement of the Union Budget, a much-awaited event in India, was lackluster in our opinion. Expectations were low in the run-up to the event. The market reaction to the Budget announcement was muted, inclined more towards the negative, due to unpopular (though structurally positive) reforms targeted at the capital markets.

    The market peaked just before the Budget announcement triggered by communal tensions in the western state of Gujarat around the same time. What initially seemed to be a one-off incident blew up into a widespread clash between Hindus and Muslims, apparently triggered by motivated factions. We believe the government's handling of the situation presented a dismal picture to the world at large and increased investor concern. The situation culminated in a censure vote in the House of Parliament, which the government won after much apprehension although a key ally, the Telugu Desam Party ("TDP"), walked out before the vote. As it stands now, the situation in Gujarat is completely under control.

    In what was probably the most anticipated event of the year, the UP elections turned out to be a major setback for the BJP government. These elections have always been important to India since UP is the most populous state in India and contributes almost 15% of the total House strength in the Parliament. Traditionally a BJP stronghold, the party stand-alone lost about 50 votes (-32%) diluting their claim to power. The BJP, however, did manage to set up the state government with the help of a coalition partner.

    Meanwhile, tensions with Pakistan kept increasing as terrorist incidents continued in India-administered Kashmir. On May 14, a terrorist attack by a Pakistan-based group on Indian soldiers stationed in Kashmir and on a bus carrying civilians triggered a strong reaction. The Indian government sent out serious signals about war to the Western world and to Pakistan. Expulsion of the Pakistan High Commissioner, high level meetings between political leaders and military chiefs and a huge army build-up along the border gave clear signals of India's willingness to commit aggression. Gradually, however, high-level diplomatic intervention and an easing in Pakistan's hard line stance mitigated tensions a bit. At the time of this writing, India has opened up its air space to Pakistan and war rhetoric has come down substantially.

    Two positive events worth noting among all the negative commotion were the increased disinvestments momentum and oil sector deregulation. Among others, the government sold three major



4
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                                                            THE INDIA FUND, INC.


    Public Sector Units ("PSU"), IBP, VSNL and IPCL, providing a major credibility boost to its claims on PSU re-structuring and disinvestment. Judging by the current developments, we see reason to believe that privatizations will increasingly gather momentum. Oil sector deregulation was another major step towards long-pending reforms, and in our opinion, indicated the government's newfound strong political will toward structurally reforming the economy.

    ----------------------------------------------------------------------------
    ECONOMY

    The fiscal year 2001-2002 ended on a sober note reflecting a distinct slowdown in the economy. The Index of Industrial Production ("IIP") ended the year with a year on year growth rate of 2.7% (previous year: 5.1%) the lowest since fiscal year 1993. The saving grace to the overall Gross Domestic Product ("GDP") growth of 5.7% was the agricultural sector, which saw a volume increase of 7.2% (previous year: -5.8%), owing to good monsoons. The services sector continued to record above-average growth.

    While April figures overall continued to indicate a slowdown in the economy, there are strong intermittent signs of recovery among certain core sectors such as commercial vehicles, steel, cement, two-wheelers and consumer durables. It is also interesting to note that there have been upward revisions to recent official data. Moreover, consensus belief in recovery is much stronger than what the provisional figures exhibit. With the monsoons starting off on a good note and based on positive feedback from ground level sources, we believe a mild economic recovery may be underway.

    India's central bank continued its emphasis on lower interest rates by lowering the cash credit ratio by 50 basis points in its customary slack season credit policy. Due to lack of demand from industry, interest yields on sovereign bonds have come down to multi-year lows. Though bonds have reacted from early May highs, yields are still around 150 basis points lower than average 2001 levels. Based on a better prospect for the industry and an increased demand for credit, it appears that interest rates have bottomed out.

    Inflation continues to be benign. Since January 2002, it has remained below 2.0% against an average inflation of 3.7% during fiscal year 2002. With a strong growth in money supply and a modest economic recovery, we believe inflation is likely to move up from current levels. However, barring unforeseen circumstances, this is unlikely to affect interest rate stability in any way. Incidentally, the reported performing loan ratios at many banks are still significantly higher (upwards of 400 basis points) than government security yields. Also, no major slippage is expected in our opinion in the fiscal deficit target of 5.3% of GDP, which though on the higher side will not impinge on interest rates.

    The external situation is extremely comfortable with all-time high foreign exchange reserves of US$55 billion covering nearly a year's imports. The rupee has remained relatively stable during the calendar year despite a tense environment. We believe the Indian currency could at best depreciate by about 2%-3% by the end of the calendar year under normal circumstances. For the balance of payments, India's current fiscal year began with a very impressive 19% growth in exports in April, after the 1% decline during fiscal year 2002.

THE INDIA FUND, INC.


    The privatization initiatives undertaken by the government in the background of an uncertain climate reflect a gradual de-linking of the reform process from coalition politics. In our opinion, the decontrol of the oil sector (although partial so far) reaffirms that view. We believe privatization is a major positive for the market. Even the worst skeptics seem to be quite pleased at the pace and nature at which the government is going about its divestment process.

    ----------------------------------------------------------------------------
    PORTFOLIO STRATEGY

    During the first half of 2002, the Fund increased its weighting in banks and financial institutions, as both the economic and regulatory environments increasingly turned more positive. The Fund also selectively increased holdings of certain PSU on the continuing theme of stepped-up government disinvestments and privatizations. Broadly speaking, the Fund also spent the first half of the year increasing its exposure to the market's mid-cap and even small-cap stocks, which have sharply outperformed India's large-cap stocks in recent months. The Fund tried to be extremely aggressive in the small- and mid-cap area, but was hindered by low liquidity in these asset classes.

    The Fund selectively reduced its exposure in both telecommunications and information technology during the first half, moving to neutral-to-slightly-underweight in both sectors.

    ----------------------------------------------------------------------------
    KEY SECTOR HOLDINGS

    COMPUTER SOFTWARE & PROGRAMMING; COMPUTER HARDWARE
    17.3% OF THE FUND'S NET ASSETS

    The Indian IT services companies showed tremendous resilience in revenue growth as well as earnings growth compared to its peers in the U.S. The companies managed to move along without much damage to their financial and operating matrices. The Indian offshore model continued to display significant robustness with most of the large companies reporting strong volume growth. Pricing pressures within the industry persisted but we believe it could be lower going forward.

    The sentiment towards the sector has been impacted by the border tensions. After the U.S. government asked its citizens to leave India, visits by clients have been impacted substantially. The sector's revenues could see some temporary setback but the impact will remain limited since as much as 90% of the business comes from existing clients.

    We remain positive on the long-term outlook of the sector. We see an opportunity in the emerging IT enabled services.

    Sector leader INFOSYS TECHNOLOGIES, LTD. ("INFOSYS") remains one of our largest holdings. Over the years this stock had delivered for us extraordinary returns. We believe the company continues to be the torchbearer in terms of management quality and transparency. The company exceeded its guidance for fiscal 2002. Infosys constitutes 8.7% of the Fund. Its reported earnings grew by 27% to US$164 million in fiscal 2002. Its reported earnings grew by 25% to Rs2.17 billion in the first quarter of fiscal 2003 - again above guidance.


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                                                            THE INDIA FUND, INC.


    SATYAM COMPUTER SERVICES ("SATYAM") also continues to be among our top five holdings. It constitutes 5.2% of the Fund. It reported an after-tax profit of Rs4.9 billion in fiscal 2002 versus Rs3.162 billion in fiscal 2001, an increase of 54%.

    DIGITAL GLOBALSOFT ("DIGITAL") has been a new entrant into the Fund. Digital is 51% owned by American technology firm Compaq and has been the fastest growing IT services company among the well-known companies. As reported, it grew earnings by 71% in fiscal 2002. We see the merger of Compaq and HP as a big opportunity for Digital, which we believe the current market price has not fully factored. As reported, Digital is forecasted to exceed revenue growth rates for the sector in fiscal 2003 because it is participating in growth areas that can provide meaningful upside to fiscal 2004 earnings. The stock has been one of the best performers in the sector last year. We feel out-performance will continue.

    TELECOMMUNICATIONS/TELECOMMUNICATIONS EQUIPMENT
    4.7% OF THE FUND'S NET ASSETS

    This has been a very eventful year for the telecom sector. The sector was very resilient to the economic slowdown. Cellular and fixed services providers began operations in new circles. The monopoly of VSNL in the international long distance business came to an end in April 2002. The government divested a 45% stake of VSNL to the Tata family. Several players are likely to foray into the national and international long distance businesses with licenses now available on demand.

    We believe MAHANAGER TELEPHONE NIGAM ("MTNL") remains the best bet in the sector despite its negatives. There is tremendous potential to be realized from its divestment. The government has expressed its desire to sell a strategic stake in the company. The biggest upside will come from tariff re-balancing. With 4.5 million fixed line subscribers and 0.2 million cellular subscribers in the most lucrative circles of Mumbai and Delhi, we believe that MTNL is a valuable property and will fetch a very attractive price. In our opinion, valuations are cheap and the stock is set to outperform the sector.

    CONSUMER NON-DURABLES
    11.6% OF THE FUND'S NET ASSETS

    Consumer Non-durables still continues to be a sizeable portion of the Fund with HINDUSTAN LEVER ("HLL") and ITC LTD. among the main performers in this sector. In the current year the sector started off on a positive note, but widespread riots in Gujarat have affected all consumer companies to some extent. However, since monsoons were at normal levels for the most recent rainy season, we are hopeful for good numbers for the current fiscal year.

    Hindustan Lever ("HLL") remains the largest consumer company in the country. In terms of its contribution to its parent, Unilever Plc., it is the largest contributor in the Asia-Pacific region; Hindustan Lever accounts for 10% of Unilever's profits. For the fiscal year ended December 31, 2001 the company had reported sales growth of around 3.5% and profit growth of 18% year-on-year. However, first-quarter 2002 reported numbers were extremely poor with a (5%) decline in the domestic consumer segment. We expect the situation to improve in the subsequent quarters aided by price increases as well as by improvements within the rural sector.


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

THE INDIA FUND, INC.


    It appears to us that ITC Ltd. was the biggest beneficiary in the 2002-2003 budget since the central government decided not to raise any excise duties this year. Last year's excise increase forced the company to raise prices of cigarettes by around 13% which in turn led to a 8% decline in cigarette sales volumes. Another reason for volume decline was the influx of cheap cigarettes from Bangladesh. This year we expect a volume growth of around 1% to 2%. We also expect the company to limit their capital expenditures in the non-tobacco business as well as to have better dividend payouts.

    PHARMACEUTICALS
    12.9% OF THE FUND'S NET ASSETS

    Indian pharmaceuticals companies are gradually gaining a good deal of visibility in the U.S. market. In fact DR. REDDY'S LABORATORIES ("DRL") was recommended by one of the U.S. fund managers at the Barron roundtable discussion. Both DRL and RANBAXY LABORATORIES ("RANBAXY") have made several Abbreviated New Drug Application (ANDA) filings in the U.S. and some also involve patent litigations. In our opinion both these companies are also making good progress in basic research.

    Dr. Reddy's Laboratories had an amazing performance in the fiscal year ended March 2002 with profits reportedly having more than tripled from Rs1.4 billion to around Rs5.1 billion. The major profit contribution came from sales of Fluoxetine (generic Prozac) in the U.S. market. However, we believe the earnings for fiscal 2003 will fall sharply as compared to fiscal 2002 since no similar upside is visible in fiscal 2003. We expect the fiscal 2003 earnings to be lower by around 20% to 25% year-on-year. As far as basic research is concerned, we believe the company is progressing well. It has reportedly licensed one more molecule in the diabetes segment to Novartis for a milestone payment of US$55 million. Their earlier molecule licensed to Novo Nordisk is reportedly making good progress and is currently in Phase III stage. The company is reportedly confident of a commercial launch for this compound in 2004.

    For Ranbaxy Laboratories, calendar year 2001 was significant with its U.S. operations reported as finally turning profitable; U.S. operations reportedly accounted for 45% of its profitability. For calendar 2002, we expect the company to more than double its profits from Rs2.3 billion to around Rs5.9 billion, the main contributor being antibiotic Cefuroxime axetil for which it would enjoy a virtual exclusivity for the rest of the year. Also the company is reportedly close to licensing its Benign Prostatic Hyperplasia ("BPH") molecule to a U.S. company, which in our opinion would be a major positive.

    PETROLEUM RELATED
    13.9% OF THE FUND'S NET ASSETS

    Our biggest holding in the petroleum related sector is RELIANCE INDUSTRIES, which, if a proposed merger with subsidiary Reliance Petroleum goes through, will reportedly become India's largest private sector company and a fully integrated player with interests in oil exploration and production (E&P), refining and marketing (R&M) and petrochemicals. The company recently bought out the government's stake in petrochemical player IPCL at a substantial premium to the market price. Based on our estimates, we believe Reliance has overpaid but are positive on the company's long-term outlook. The acquisition comes just prior to an up cycle we anticipate in the petrochemical sector and this acquisition increases the company's leverage to it.


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                                                            THE INDIA FUND, INC.


    We also hold a significant chunk (3.9%) in HINDUSTAN PETROLEUM ("HPCL"), the public sector refining and marketing company. We believe the refining and marketing sector will be a major beneficiary of the full decontrol of the oil sector in terms of a significant jump in marketing margins and earnings. After initial hiccups, the government has allowed companies to price auto fuels freely leading to what we estimate as a doubling of margins. We believe HPCL may be a major beneficiary of this development. The more important story in the stock, however, is the anticipated sell-out by the government as part of its privatization process. We believe HPCL will be the first off the block (the other one being BHARAT PETROLEUM), ("BPCL") and estimate that potential bid value for the company will be at least 40% higher than current market prices.

    VEHICLES
    7.8% OF THE FUND'S NET ASSETS

    Recovery in auto sales in most segments began in fiscal year 2002 and we expect will be sustained over the medium term. Structural factors that will sustain recovery include improved availability of consumer finance for passenger vehicles and replacement demand for commercial vehicles, driven by environmental concerns. The Fund maintains a significant weighting in the vehicles segment.

    HERO HONDA is our top holding in the sector, at 3.1% of net assets. The company reported strong earnings growth of over 80% in fiscal 2002. The trend continued into the first quarter of the current year with reported earnings growth of 77% year-on-year. Our outlook continues to remain strong with a projected volume growth of 26% in fiscal 2003. The management will be filling gaps in the product portfolio through fiscal year 2003 and with continued cost cutting we believe will maintain growth in earnings. The management reportedly increased payout to 73% of earnings, which we see as an indication of confidence in future business prospects.

    FINANCE
    7.4% OF THE FUND'S NET ASSETS

    This is a sector where we have been adding on a lot. Retail finance in India has been growing at a fast clip, offsetting to a good extent the slowdown in the corporate book. While core interest margins have been under pressure due to falling interest rates, banks have been booking substantial treasury gains and increasing loan-loss provisioning cover. We believe the sector is in for a positive structural change with an expected introduction of a new foreclosure regulation, which will pass more power to lenders and enable them to re-structure and/or recover their bad loans.

    STATE BANK OF INDIA ("SBI") is our largest holding within the finance sector. SBI is a government-owned entity and controls nearly one-fifth of the banking business in India. The bank reported a 52% growth in net profit for fiscal 2002 accompanied by a strong growth in the retail portfolio. The stock trades at a 30% discount to its book value and relative profitability valuations are inexpensive. Foreign ownership limits currently restrict foreign investors from trading in the stock but we believe this matter will be resolved over time as portfolio limits are de-linked from Global Depositary Receipt "GDR" holdings.


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THE INDIA FUND, INC.


    ----------------------------------------------------------------------------
    OUTLOOK

    Fundamentally, we believe that the Indian market presents a compelling investment case for three main reasons: (1) With increasing concerns about the prospects for the U.S. economy, it seems to us less likely that it will remain a growth engine for the world economy as it has been in the past. We believe this will shift the asset allocation focus towards emerging markets. The insular nature of the Indian economy makes it relatively more attractive in today's environment. (2) The market for Indian equities has become extremely favorable with interest rates having come down by a substantial 300 basis points since January 2001 and corporate earnings continuing to increase at a decent pace. The BSE Sensex is, on the other hand, down 20% since the start of last year. In our opinion, there is a strong argument in favor of higher equity flows. (3) The Indian economy looks poised for a mild recovery. Indian companies have been aggressively cutting costs and a leverage effect will lead to a more than proportionate increase in earnings growth. That the commodity cycle is turning favorable across sectors is an added advantage.

    Consensus forecast for the BSE Sensex indicate an aggregate earnings growth of 18% and values the index at 11.4x fiscal 2003 earnings. Given a combination of improving economic prospects, easy liquidity and stable interest rates, we believe valuations are extremely attractive both on an absolute and a relative basis.

    Being an insular economy (exports account for 10% of Indian GDP), the events around the globe and in the US have had a limited impact on the real economy. We believe the prime reason why the market has displayed a mute reaction to positive fundamental developments is the geo-political environment in the sub-continent. In our opinion, the de-escalation of tensions between India and Pakistan will be a major trigger for the market. This process, however, can only be gradual. Though global perception has worsened since the issuance of travel restrictions by Western governments, we believe the ground-level situation is not as bad and definitely improving at the time of writing. We would view any sharp pullback of the Indian equity market as an attractive opportunity.

    Punita Kumar-Sinha


    /S/ PUNITA KUMAR-SHINA

    Portfolio Manager
    Advantage Advisers, Inc.


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                                                            THE INDIA FUND, INC.

    ------------------------------------------------------------------------

    CHANGE IN INVESTMENT POLICY

    On April 30, 2002, the Board of Directors of the Fund approved a change to the Fund's investment policies in connection with new Rule 35d-1 under the Investment Company Act of 1940. Under normal conditions, the Fund will invest at least 80% of the value of its assets in equity securities of Indian Companies (as defined in the Fund's prospectus). Previously, the Fund's investment policies stated that the Fund would invest at least 65% of the value of its assets in such securities. The Board also adopted a policy to provide the stockholders of the Fund with 60 days' notice of any change to the investment policy adopted if such notice is required by Rule 35d-1.


    SHARE REPURCHASE PROGRAM

    The Board of Directors of the Fund has authorized the Fund to repurchase from time to time in the open market up to 4,000,000 shares of the Fund's common stock at such times and in such amounts as management believes will enhance shareholders value, subject to review by the Fund's Board of Directors. During the six months ended June 30, 2002, the Fund repurchased a total of 73,000 shares of its common stock. (For details regarding shares repurchased by the Fund, see Note E to the Financial Statements).

    In accordance with the Board's directions, the Fund may from time to time repurchase additional shares of its common stock in the open market.
    ------------------------------------------------------------------------


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

THE INDIA FUND, INC.


                                                                   JUNE 30, 2002
    SCHEDULE OF INVESTMENTS                                          (UNAUDITED)


    INDIA (100% OF HOLDINGS)

    COMMON STOCKS (99.95% of holdings)


    NUMBER                                                 PERCENT OF
    OF SHARES        SECURITY                              HOLDINGS              COST              VALUE
    -------------------------------------------------------------------------------------------------------
                     CEMENT                                     1.90%
     1,414,098       Associated Cement Companies Ltd ................         $ 4,096,942       $ 4,599,006
           700       Gujarat Ambuja Cements Ltd .....................               2,705             2,924
     1,513,400       India Cements Ltd ..............................           2,220,100           947,842
        15,762       Madras Cements Ltd .............................           1,748,155         1,387,204
        47,840       Panyam Cements and Mineral Industries Ltd*+ ....             481,083            43,866
                                                                              -----------       -----------
                                                                                8,548,985         6,980,842
                                                                              -----------       -----------
                     CHEMICALS                                  0.49%
     1,538,100       Indo Gulf Corporation Ltd+ .....................           1,591,119         1,810,143
                                                                              -----------       -----------
                                                                                1,591,119         1,810,143
                                                                              -----------       -----------
                     COMPUTER HARDWARE                          1.97%
       434,587       Digital Globalsoft Ltd+ ........................           4,520,932         5,852,349
       260,396       Moser-Baer India Ltd ...........................           1,652,738         1,370,774
                                                                              -----------       -----------
                                                                                6,173,670         7,223,123
                                                                              -----------       -----------
                     COMPUTER SOFTWARE & PROGRAMMING           15.65%
       807,930       HCL Technologies Ltd ...........................           4,087,420         3,704,097
       483,634       Infosys Technologies Ltd .......................           2,519,937        32,516,183
     4,169,379       Satyam Computer Services Ltd ...................           1,617,265        19,648,599
         1,300       Silverline Technologies Ltd+ ...................               4,371               993
        53,100       Wipro Ltd ......................................           1,780,980         1,611,038
                                                                              -----------       -----------
                                                                               10,009,973        57,480,910
                                                                              -----------       -----------
                     COMPUTER TRAINING                          0.84%
       605,940       NIIT Ltd .......................................           4,380,590         3,086,227
                                                                              -----------       -----------
                                                                                4,380,590         3,086,227
                                                                              -----------       -----------
                     CONSUMER MISCELLANEOUS                     1.64%
     2,318,700       Zee Telefilms Ltd .............................           12,515,374         6,015,242
                                                                              -----------       -----------
                                                                               12,515,374         6,015,242
                                                                              -----------       -----------

                                                            THE INDIA FUND, INC.


                                                                   JUNE 30, 2002
    SCHEDULE OF INVESTMENTS (CONTINUED)                              (UNAUDITED)

    COMMON STOCKS (continued)


    NUMBER                                                 PERCENT OF
    OF SHARES        SECURITY                              HOLDINGS              COST              VALUE
    -------------------------------------------------------------------------------------------------------
                     CONSUMER NON-DURABLES                     11.82%
       179,567       Godfrey Philips India Ltd ......................         $ 3,109,433       $ 1,396,596
     6,703,710       Hindustan Lever Ltd ............................          23,648,933        26,528,945
     1,183,851       ITC Ltd ........................................          20,593,794        15,504,927
                                                                              -----------       -----------
                                                                               47,352,160        43,430,468
                                                                              -----------       -----------
                     DIVERSIFIED INDUSTRIES                     3.71%
       862,802       Grasim Industries Ltd+ .........................           6,864,664         5,594,444
       135,870       Gujarat Gas Company Ltd ........................           1,618,156         1,394,617
       216,100       Hinduja TMT Ltd ................................           1,460,242         1,432,604
           175       HMG Industries Ltd*+ ...........................                 359                 0
         1,744       Indian Rayon and Industries Ltd+ ...............               6,451             3,546
     1,208,794       Larsen & Toubro Ltd+ ...........................           7,893,578         4,436,017
       342,508       Raymond Ltd ....................................             712,265           772,876
                                                                              -----------       -----------
                                                                               18,555,715        13,634,104
                                                                              -----------       -----------
                     ELECTRICITY                                0.22%
             4       CESC Ltd+ ......................................                  29                 2
       306,950       Tata Power Company Ltd .........................             811,310           817,973
                                                                              -----------       -----------
                                                                                  811,339           817,975
                                                                              -----------       -----------
                     ELECTRONICS & ELECTRICAL EQUIPMENT         2.50%
           723       Alstom Power India Ltd+ ........................               1,214               686
     2,280,963       Bharat Heavy Electricals Ltd ...................           8,261,993         8,291,284
       827,600       Crompton Greaves Ltd+ ..........................             811,981           883,355
                                                                              -----------       -----------
                                                                                9,075,188         9,175,325
                                                                              -----------       -----------
                     ENGINEERING                                0.84%
       495,426       Asea Brown Boveri Ltd ..........................           5,551,958         2,725,134
       141,097       Thermax India Ltd ..............................             381,671           368,348
                                                                              -----------       -----------
                                                                                5,933,629         3,093,482
                                                                              -----------       -----------
                     EXTRACTIVE INDUSTRIES                      3.60%
        87,985       Gujarat Mineral Development Corporation Ltd. ...             174,963           221,050
       382,855       Hindalco Industries Ltd ........................           6,661,536         5,567,876
     2,160,230       Hindustan Zinc Ltd+ ............................           1,285,020         1,450,222
           100       Indian Aluminium Company Ltd ...................                 572               184

THE INDIA FUND, INC.


                                                                   JUNE 30, 2002
    SCHEDULE OF INVESTMENTS (CONTINUED)                              (UNAUDITED)


    COMMON STOCKS (continued)


    NUMBER                                                 PERCENT OF
    OF SHARES        SECURITY                              HOLDINGS              COST             VALUE
    -------------------------------------------------------------------------------------------------------
                     EXTRACTIVE INDUSTRIES (CONTINUED)
     2,580,828       National Aluminium Company Ltd .................         $ 3,382,947       $ 5,139,638
       127,500       Oil and Natural Gas Corporation Ltd ............             836,305           849,288
           600       Sesa Goa Ltd ...................................               4,568             1,461
                                                                              -----------       -----------
                                                                               12,345,911        13,229,719
                                                                              -----------       -----------
                     FERTILIZERS                                0.17%
       876,945       Gujarat Narmada Valley Fertilizers Company Ltd.              542,545           630,897
           700       Nagarjuna Fertilizers and Chemicals Ltd+ .......                 764               140
            50       Southern Petrochemical Industries Corporation Ltd                 43                12
                                                                              -----------       -----------
                                                                                  543,352           631,049
                                                                              -----------       -----------
                     FINANCE                                    7.57%
       538,721       Bank of Baroda .................................             469,005           701,264
     1,228,260       Bank of Punjab Ltd .............................             412,475           360,747
     1,233,300       Centurion Bank Ltd+ ............................             330,463           252,423
       468,775       Corporation Bank ...............................           1,273,220         1,106,732
       286,600       Federal Bank Ltd ...............................             539,007           576,327
       933,820       HDFC Bank Ltd ..................................           4,474,955         3,853,135
        26,100       HDFC Bank Ltd ADR ..............................             367,443           339,300
       453,105       Housing Development Finance Corporation
                       Ltd++/+ ......................................           6,226,973         6,040,050
     1,820,823       ICICI Bank Ltd++ ...............................           4,708,891         5,120,532
        31,125       ICICI Bank Ltd ADR++ ...........................             187,746           211,650
     1,887,211       IDBI Bank Ltd++ ................................           1,121,314         1,168,440
         2,200       Oriental Bank of Commerce ......................               2,008             1,997
     1,473,206       State Bank of India ............................           6,013,069         7,251,689
        73,000       State Bank of India GDR ........................             832,250           810,300
                                                                              -----------       -----------
                                                                               26,958,819        27,794,586
                                                                              -----------       -----------
                     FOOD                                       2.03%
       114,805       Britannia Industries Ltd .......................           1,538,406         1,207,771
       431,088       Nestle India Ltd ...............................           4,723,739         4,543,070
       250,000       Rahul Dairy and Allied Products*+ ..............              79,643                 0
            50       Tata Tea Ltd ...................................                 178               215
       553,300       United Breweries Ltd ...........................           3,044,238         1,710,008
                                                                              -----------       -----------
                                                                                9,386,204         7,461,064
                                                                              -----------       -----------

                                                            THE INDIA FUND, INC.


                                                                   JUNE 30, 2002
    SCHEDULE OF INVESTMENTS (CONTINUED)                              (UNAUDITED)


    COMMON STOCKS (continued)


    NUMBER                                                 PERCENT OF
    OF SHARES        SECURITY                               HOLDINGS             COST             VALUE
    -------------------------------------------------------------------------------------------------------
                     HOTELS & LEISURE                           0.00%
            21       Indian Hotels Company Ltd ......................         $       343       $        71
                                                                              -----------       -----------
                                                                                      343                71
                                                                              -----------       -----------
                     HOUSEHOLD APPLIANCES                       0.00%
           400       Phil Corporation Ltd ...........................               1,093               101
           200       Samtel Color Ltd ...............................                 395               188
           450       Videocon Appliances Ltd ........................               2,629               129
           194       Videocon International Ltd .....................                 153               160
                                                                              -----------       -----------
                                                                                    4,270               578
                                                                              -----------       -----------
                     MEDIA                                      1.39%
       209,048       Balaji Telefilms Ltd ...........................           1,827,975         2,146,384
       716,459       ETC Networks Ltd+ ..............................             717,921           964,157
       255,500       Mukta Arts Ltd .................................             886,952           570,266
     1,361,100       Pentamedia Graphics Ltd ........................           4,349,211           944,388
       550,000       Pritish Nandy Communications Ltd ...............           2,152,749           432,832
       250,000       Vans Information Ltd+ ..........................             573,394            46,051
                                                                              -----------       -----------
                                                                               10,508,202         5,104,078
                                                                              -----------       -----------
                     PETROLEUM RELATED                         14.23%
       806,253       Bharat Petroleum Corporation Ltd ...............           3,466,194         4,406,812
         2,700       Chennai Petroleum Corporation Ltd ..............               3,200             1,879
     2,675,278       Hindustan Petroleum Corporation Ltd ............          17,299,102        14,518,479
           820       Indian Petrochemicals Corporation Ltd ..........               1,741             2,555
       268,713       Kochi Refineries Ltd ...........................             329,118           325,040
     5,985,487       Reliance Industries Ltd+ .......................          29,207,969        33,015,573
                                                                              -----------       -----------
                                                                               50,307,324        52,270,338
                                                                              -----------       -----------
                     PHARMACEUTICALS                           13.15%
       246,101       Aventis Pharma Ltd .............................           2,448,421         1,863,698
       351,137       Cipla Ltd ......................................           3,385,052         6,761,726
       312,408       Dabur India Ltd ................................             339,006           327,061
       850,480       Dr. Reddy's Laboratories Ltd ...................           4,809,677        16,460,958
         7,000       Dr. Reddy's Laboratories Ltd ADR ...............             150,918           136,220
           405       Glaxosmithkline Pharmaceuticals Ltd ............               3,165             3,049
           100       IPCA Laboratories Ltd ..........................                 309               262
           219       Nicholas Piramal Ltd ...........................               2,326             1,164

THE INDIA FUND, INC.

                                                                   JUNE 30, 2002
    SCHEDULE OF INVESTMENTS (CONTINUED)                              (UNAUDITED)

    COMMON STOCKS (continued)


    NUMBER                                                 PERCENT OF
    OF SHARES        SECURITY                              HOLDINGS              COST             VALUE
    -------------------------------------------------------------------------------------------------------
                     PHARMACEUTICALS (CONTINUED)
           100       Orchid Chemicals & Pharmaceuticals Ltd+ ........         $       339       $       162
     1,061,316       Ranbaxy Laboratories Ltd .......................          11,633,059        19,163,390
       314,500       Sun Pharmaceutical Industries Ltd ..............             932,692         3,590,540
                                                                              -----------       -----------
                                                                               23,704,964        48,308,230
                                                                              -----------       -----------
                     STEEL                                      2.26%
     1,935,779       Steel Authority of India Ltd+ ..................             457,298           487,328
     2,720,516       Tata Iron and Steel Company Ltd ................           9,039,715         7,823,268
                                                                              -----------       -----------
                                                                                9,497,013         8,310,596
                                                                              -----------       -----------
                     STEEL PRODUCTS                             0.16%
       177,950       Bharat Forge Ltd+ ..............................             600,457           584,020
                                                                              -----------       -----------
                                                                                  600,457           584,020
                                                                              -----------       -----------
                     TELECOMMUNICATIONS                         3.49%
     4,090,600       Mahanagar Telephone Nigam Ltd ..................          19,456,524        11,918,046
       220,408       Videsh Sanchar Nigam Ltd .......................           1,594,489           664,945
        37,742       Videsh Sanchar Nigam Ltd ADR ...................             340,918           227,207
                                                                              -----------       -----------
                                                                               21,391,931        12,810,198
                                                                              -----------       -----------
                     TELECOMMUNICATIONS EQUIPMENT               1.34%
           300       Bhagyanagar Metals Ltd .........................                 724               295
       400,000       GTL Ltd ........................................             934,466           941,496
       517,728       Himachal Futuristic Communications Ltd+ ........             772,983           709,435
       437,006       ITI Ltd ........................................             314,513           313,052
     1,267,600       Shyam Telecom Ltd ..............................           8,621,487         2,441,363
       226,118       Sterlite Optical Technologies Ltd ..............             700,392           523,661
                                                                              -----------       -----------
                                                                               11,344,565         4,929,302
                                                                              -----------       -----------
                     TEXTILES -- COTTON                         0.09%
            36       Arvind Mills Ltd+ ..............................                 133                17
       337,024       Pantaloon Fashions (India)+ ....................             333,918           321,445
                                                                              -----------       -----------
                                                                                  334,051           321,462
                                                                              -----------       -----------

                                                            THE INDIA FUND, INC.


                                                                   JUNE 30, 2002
    SCHEDULE OF INVESTMENTS (CONTINUED)                              (UNAUDITED)


    COMMON STOCKS (continued)


    NUMBER                                                 PERCENT OF
    OF SHARES        SECURITY                              HOLDINGS             COST              VALUE
    -------------------------------------------------------------------------------------------------------
                     TEXTILES - SYNTHETIC                       0.00%
           300       Haryana Petrochemicals Ltd*+ ...................        $        343      $          0
                                                                             ------------      ------------
                                                                                      343                 0
                                                                             ------------      ------------
                     TRANSPORTATION                             0.77%
       392,651       Container Corporation of India Ltd .............           1,989,180         2,396,486
       174,900       South East Asia Marine Engineering and
                       Construction Ltd+ ............................           1,132,009           424,198
                                                                             ------------      ------------
                                                                                3,121,189         2,820,684
                                                                             ------------      ------------
                     UTILITIES                                  0.02%
       487,650       BF Utilities Ltd+ ..............................             509,591            78,849
                                                                             ------------      ------------
                                                                                  509,591            78,849
                                                                             ------------      ------------
                     VEHICLE COMPONENTS                         0.16%
           125       FAG Bearings (India) Ltd .......................                 335               158
       118,000       Swaraj Engines Ltd .............................           1,298,970           606,201
                                                                             ------------      ------------
                                                                                1,299,305           606,359
                                                                             ------------      ------------
                     VEHICLES                                   7.94%
       993,279       Ashok Leyland Ltd+ .............................           2,301,651         2,430,420
       411,295       Bajaj Auto Ltd .................................           3,187,594         4,272,606
     1,855,446       Hero Honda Motors Ltd ..........................           6,330,241        11,711,790
           600       Hindustan Motors Ltd+ ..........................                 467               119
       419,589       Mahindra & Mahindra Ltd ........................           3,474,701           972,145
     1,338,219       Punjab Tractors Ltd ............................           3,443,538         4,464,526
     1,657,258       Tata Engineering and Locomotive
                       Company Ltd+ .................................           3,649,298         5,266,018
        41,527       Tata Engineering and Locomotive
                       Company Ltd Warrants Expire 9/30/04+ .........                   0            48,277
                                                                             ------------      ------------
                                                                               22,387,490        29,165,901
                                                                             ------------      ------------

                     TOTAL COMMON STOCKS ............................         329,193,066       367,174,925
                                                                             ------------      ------------

THE INDIA FUND, INC.

                                                                   JUNE 30, 2002
    SCHEDULE OF INVESTMENTS (CONCLUDED)                              (UNAUDITED)

    BONDS (0.05% of holdings)


    PAR VALUE                                            PERCENT OF
    (000)            SECURITY                              HOLDINGS             COST              VALUE
    -------------------------------------------------------------------------------------------------------
                     DIVERSIFIED INDUSTRIES                     0.05%
   INR 4,096         DCM Shriram Consolidated NCD 13.00%,
                       11/6/02* .....................................        $    130,627      $     83,830
   INR 4,096         DCM Shriram Consolidated NCD 13.00%,
                       11/6/03* .....................................             130,626            83,830
                                                                             ------------      ------------
                                                                                  261,253           167,660
                                                                             ------------      ------------

                     TOTAL BONDS ....................................             261,253           167,660
                                                                             ------------      ------------

                     TOTAL INDIA ....................................         329,454,319       367,342,585
                                                                             ------------      ------------

                     TOTAL INVESTMENTS** ...................   100.00%       $329,454,319      $367,342,585
                                                                             ============      ============

   ----------------
   FOOTNOTES AND ABBREVIATIONS
                 ADR - American Depository Receipts
                 GDR - Global Depository Receipts
                 INR - Indian Rupee
                 NCD - Non Convertible Debenture

              +  Non-income producing security.
              ++ Passive Foreign Investment Company.
              * At fair value as determined under the supervision of the Board of Directors.
              ** Aggregate cost for Federal income tax purposes is $334,904,223
                 The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
                            Excess of value over tax cost        $ 96,179,513
                            Excess of tax cost over value         (63,741,151)
                                                                 ------------
                                                                 $ 32,438,362
                                                                 ============


See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.

                                                                                                JUNE 30, 2002
    STATEMENT OF ASSETS AND LIABILITIES                                                           (UNAUDITED)




   ASSETS
   Investments, at value (Cost $329,454,319) ...............................................     $367,342,585
   Cash (including Indian Rupees of $4,477,318 with a cost of $4,474,685) ..................        7,826,097
   Receivables:
        Dividends and reclaims of excess taxes withheld ....................................        1,414,707
        Interest (net of withholding tax of $1,890) ........................................            9,340
        Securities sold ....................................................................          740,684
   Prepaid expenses ........................................................................           78,430
                                                                                                 ------------
                     TOTAL ASSETS ..........................................................      377,411,843
                                                                                                 ------------
   LIABILITIES
   Payable for securities purchased ........................................................        1,676,359
   Due to Investment Manager ...............................................................          335,979
   Due to Administrator ....................................................................           65,490
   Accrued expenses ........................................................................          479,370
                                                                                                 ------------
                     TOTAL LIABILITIES .....................................................        2,557,198
                                                                                                 ------------
                     NET ASSETS ............................................................     $374,854,645
                                                                                                 ============
                     NET ASSET VALUE PER SHARE ($374,854,645/30,650,333
                     SHARES ISSUED AND OUTSTANDING) ........................................     $      12.23
                                                                                                 ============
   NET ASSETS CONSIST OF:
   Capital stock, $0.001 par value; 34,007,133 shares issued
        (100,000,000 shares authorized) ....................................................     $     34,007
   Paid-in capital .........................................................................      460,635,809
   Cost of 3,356,800 shares repurchased ....................................................      (42,174,515)
   Undistributed net investment income .....................................................          133,670
   Accumulated net realized loss on investments ............................................      (81,546,088)
   Net unrealized appreciation in value of investments, foreign currency holdings and on translation of other assets and liabilities
        denominated in foreign currency ....................................................       37,771,762
                                                                                                 ------------
                     NET ASSETS ............................................................     $374,854,645
                                                                                                 ============


    See accompanying notes to financial statements.

THE INDIA FUND, INC.


                                                                                                 JUNE 30, 2002
    STATEMENT OF OPERATIONS                                                                        (UNAUDITED)


    INVESTMENT INCOME
    Dividends (net of Indian taxes withheld of $203,533) ...............................          $  3,676,182
                                                                                                  ------------
                      TOTAL INVESTMENT INCOME ..........................................             3,676,182
                                                                                                  ------------
    EXPENSES
    Management fees ......................................................    $2,119,920
    Custodian fees .......................................................       407,577
    Administration fees ..................................................       398,163
    Legal fees ...........................................................       132,232
    Audit fees ...........................................................        89,945
    Insurance ............................................................        76,934
    Transfer agent fees ..................................................        35,081
    Printing .............................................................        25,997
    Directors' fees ......................................................        24,660
    NYSE fees ............................................................        16,488
    ICI fees .............................................................         7,249
    Interest expenses ....................................................            83
    Miscellaneous expenses ...............................................        40,153
                                                                              ----------

                      TOTAL EXPENSES ...................................................             3,374,482
                                                                                                  ------------
                      NET INVESTMENT INCOME ............................................               301,700
                                                                                                  ------------
    NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY
    HOLDINGS AND TRANSLATION OF OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN
    CURRENCY:
    Net realized loss on:
         Security transactions .........................................................           (10,007,486)
         Foreign currency related transactions .........................................               (67,554)
                                                                                                  ------------
                                                                                                   (10,075,040)
    Net  change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in
         foreign currency ..............................................................            18,896,001
                                                                                                  ------------
    Net realized and unrealized gain on investments, foreign currency holdings and
         translation of other assets and liabilities denominated in foreign currency ...             8,820,961
                                                                                                  ------------

    Net increase in net assets resulting from operations ...............................          $  9,122,661
                                                                                                  ============



    See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC

STATEMENTS OF CHANGES IN NET ASSETS


                                                                        FOR THE SIX MONTHS
                                                                               ENDED           FOR THE YEAR
                                                                           JUNE 30, 2002           ENDED
                                                                            (UNAUDITED)      DECEMBER 31, 2001
    ----------------------------------------------------------------------------------------------------------


    INCREASE (DECREASE) IN NET ASSETS
    OPERATIONS
    Net investment income ..............................................    $    301,700       $   2,270,894


    Net realized loss on investments and foreign currency
       related transactions ............................................     (10,075,040)        (26,293,962)


    Net change in unrealized appreciation (depreciation) in value of investments, foreign currency holdings and translation of
         other assets and liabilities denominated in foreign currency ..      18,896,001        (107,009,155)
                                                                            ------------       -------------
    Net increase (decrease) in net assets resulting from operations ....       9,122,661        (131,032,223)
                                                                            ------------       -------------


    DISTRIBUTION TO SHAREHOLDERS
    Net investment income ($0.07 per share) ............................              --          (2,150,634)
                                                                            ------------       -------------
    Decrease in net assets resulting from distributions ................              --          (2,150,634)
                                                                            ------------       -------------

    CAPITAL SHARE TRANSACTIONS
    Shares repurchased under Stock Repurchase Plan
         (73,000 shares and 480,000 shares respectively) ...............        (759,319)         (5,095,214)
                                                                            ------------       -------------
    Net decrease in net assets resulting from capital share transactions        (759,319)         (5,095,214)
                                                                            ------------       -------------

    Total increase (decrease) in net assets ............................       8,363,342        (138,278,071)

    NET ASSETS
    Beginning of period ................................................     366,491,303         504,769,374
                                                                            ------------       -------------

    End of period (Including undistributed net investment income
         of $133,670 and $57,940 respectively) .........................    $374,854,645       $ 366,491,303
                                                                            ============       =============


     See accompanying notes to financial statements.

THE INDIA FUND, INC.


    FINANCIAL HIGHLIGHTS

    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                         FOR THE SIX
                                         MONTHS ENDED   FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR
                                         JUNE 30, 2002      ENDED           ENDED         ENDED              ENDED        ENDED
                                          (UNAUDITED)   DEC. 31, 2001   DEC. 31, 2000   DEC. 31, 1999   DEC. 31, 1998  DEC. 31, 1997
    --------------------------------------------------------------------------------------------------------------------------------
    PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of
       period ............................  $  11.93      $  16.18        $  23.21        $   8.85        $   8.11       $   7.56
                                            --------      --------        --------        --------        --------       --------
    Net investment income (loss) .........      0.01          0.07           (0.16)          (0.10)          (0.03)         (0.03)
    Net realized and unrealized gain (loss)
       on investments, foreign currency
       holdings, and translation of other
       assets and liabilities denominated
       in foreign currency ...............      0.29         (4.29)          (7.27)          14.36            0.77           0.58
                                            --------      --------        --------        --------        --------       --------
    Net increase (decrease) from
       investment operations .............      0.30         (4.22)          (7.43)          14.26            0.74           0.55
                                            --------      --------        --------        --------        --------       --------


    LESS: DIVIDENDS AND DISTRIBUTIONS
       Dividends from net investment
         income ..........................        --         (0.07)             --              --              --             --
                                            --------      --------        --------        --------        --------       --------
    Total dividends and distributions ....        --         (0.07)             --              --              --             --
                                            --------      --------        --------        --------        --------       --------
    Capital share transactions
    Anti-dilutive effect of Share
       Repurchase Program ................        --          0.04            0.40            0.10              --             --
                                            --------      --------        --------        --------        --------       --------
    Total capital share transactions .....        --          0.04            0.40            0.10              --             --
                                            --------      --------        --------        --------        --------       --------


    NET ASSET VALUE, END OF PERIOD .......  $  12.23      $  11.93        $  16.18        $  23.21        $   8.85       $   8.11
                                            ========      ========        ========        ========        ========       ========
    Per share market value, end of
       period ............................  $ 9.5000      $ 9.5000        $12.0625        $16.7500        $ 6.3125       $ 7.3750

    TOTAL INVESTMENT RETURN BASED
       ON MARKET VALUE* ..................      0.70%       (20.69)%        (27.99)%        165.35%         (14.41)%        (3.28)%

    RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (in 000s) ....  $374,855      $366,491        $504,769        $768,948        $300,523       $275,814
    Ratios of expenses to average
       net assets ........................      1.75%         1.70%           1.59%           1.84%           2.03%          1.98%
    Ratios of net investment income
       (loss) to average net assets ......      0.16%         0.57%          (0.75)%         (0.68)%         (0.34)%       (0.37)%
    Portfolio turnover ...................     14.93%        16.06%          19.24%          18.65%          28.85%         42.61%



    See page 23 for footnotes.

                                                            THE INDIA FUND, INC.


    FINANCIAL HIGHLIGHTS (CONCLUDED)


    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


    * Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.







See accompanying notes to financial statements.

THE INDIA FUND, INC.


                                                                  JUNE 30, 2002
    NOTES TO FINANCIAL STATEMENTS                                    (UNAUDITED)


    NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The India Fund, Inc. (the "Fund") was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund operates through a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    SIGNIFICANT ACCOUNTING POLICIES ARE AS FOLLOWS:

    PORTFOLIO VALUATION. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

      (i) the last sales price prior to the time of determination, if there was a sale on the date of determination,

      (ii) at the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, and

      (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

    Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable, which totaled $211,526 (0.06% of net assets) at June 30, 2002, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known. The collectibility of income receivable from Indian securities is evaluated

                                                            THE INDIA FUND, INC.


                                                                   JUNE 30, 2002
    NOTES TO FINANCIAL STATEMENTS (CONTINUED)                        (UNAUDITED)


    periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

    TAX STATUS. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

    Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

    The tax character of distributions paid during year ended December 31, 2001:

    Ordinary income ...........................................    $  2,150,634
                                                                   ============

    At December 31, 2001, the components of net assets (excluding paid in capital) on a tax basis were as follows:

    Currently Distributable Ordinary Income ....   $          0
    Plus/Less: Cumulative Timing Differences ...       (120,505)
                                                   ------------
    Accumulated net investment loss ...........................    $   (120,505)
                                                                   -------------
    Tax basis capital loss carryover ...........   $(65,735,515)
    Plus/Less: Cumulative Timing Differences ...     (1,606,972)
                                                   ------------
    Accumulated capital loss ..................................     (67,342,487)
                                                                   -------------

    Book unrealized foreign exchange loss .....................        (118,589)
                                                                   -------------

    Book unrealized appreciation ...............   $ 18,994,351
    Plus/Less: Cumulative Timing Differences ...     (4,176,087)
                                                   ------------
    Unrealized appreciation ...................................      14,818,264
                                                                   -------------
    Net assets (excluding paid in capital) ....................    $(52,763,317)
                                                                   ============

    The differences between book and tax basis unrealized appreciation is primarily attributable to wash sales, Passive Foreign Investment Companies mark-to-market, and a dividend overdistribution. The cumulative timing difference for ordinary income and capital loss carryover are due to Post October Losses.


    Net Asset Value ...........................................    $366,491,303
    Paid in Capital ...........................................    (419,254,620)
                                                                   ------------
    Net assets (excluding paid in capital) ....................    $(52,763,317)
                                                                   ============

THE INDIA FUND, INC.


                                                                   JUNE 30, 2002
    NOTES TO FINANCIAL STATEMENTS (CONTINUED)                        (UNAUDITED)


    At December 31, 2001, the Fund had a capital loss carryover of $65,735,515 which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $9,970,780 will expire in 2005, $34,828,858 will expire in 2006 and $20,935,877 will expire in 2009.

    The Fund's foreign exchange losses and realized capital losses incurred after October 31, 2001, but before December 31, 2001, are deemed to arise on the first business day of the following year. The Fund incurred and elected to defer such foreign exchange losses of approximately $118,141 and realized capital losses of $1,606,972.

    FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

      (ii) purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

    The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign currency gains or losses for federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for Federal income tax reporting purposes.

    Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

    DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute annually to shareholders, substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

                                                            THE INDIA FUND, INC.


                                                                   JUNE 30, 2002
    NOTES TO FINANCIAL STATEMENTS (CONTINUED)                        (UNAUDITED)




    Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

    During the period ended December 31, 2001, the Fund reclassified $225,970 from accumulated net realized loss on investments to accumulated net investment loss as a result of permanent book and tax differences relating primarily to realized foreign currency losses. Net investment income and net assets were not affected by the reclassifications.

    NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

    Advantage Advisers, Inc. ("Advantage"), a subsidiary of CIBC World Markets Corp. ("CIBC WM"), serves as the Fund's Investment Manager (the "Investment Manager") under the terms of a management agreement (the "Management Agreement"). Imperial Investment Advisors Private Limited ("Imperial"), an Indian company and subsidiary of CIBC WM and Advantage India, Inc., serves since May 1, 2002 as the Fund's Country Adviser (the "Country Adviser") under the terms of an advisory agreement (the "Country Advisory Agreement"). Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program and is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. Pursuant to the Country Advisory Agreement, the Country Adviser provides statistical and factual information and research regarding economic, political factors and investment opportunities in India to the Investment Manager. For their services, the Investment Manager receives monthly fees at an annual rate of 1.10% of the Fund's average weekly net assets and the Country Adviser received from the Investment Manager a fee to be agreed upon by the Investment Manager and the Country Adviser from time to time. For the six months ended June 30, 2002, fees earned by the Investment Manager amounted to $2,119,920.

    From August 1, 2001 to April 30, 2002, Advantage India, Inc. served as the Fund's Country Adviser. Prior to August 1, 2001, Infrastructure Leasing & Financial Services Limited ("ILFS") served as the Fund's Country Adviser. Because affiliations between ILFS and the Indian Government had precluded

THE INDIA FUND, INC.


                                                                   JUNE 30, 2002
    NOTES TO FINANCIAL STATEMENTS (CONTINUED)                        (UNAUDITED)


    the Fund from making certain investments, the Board of Directors at its February 2001 meeting authorized the Fund to terminate its agreement with ILFS. The Board of Directors also approved the Country Advisory Agreement between Advantage and Advantage India, Inc., a subsidiary of CIBC WM, which was submitted and approved by stockholders at the annual meeting, held on April 20, 2001. As part of the reorganization of its business, Advantage India, Inc. transferred the County Advisory Agreement to Imperial, which was approved by the Board of Directors of the Fund at its meeting on April 30, 2002.

    CIBC WM, an indirect wholly-owned subsidiary of Canadian Imperial Bank of Commerce, serves as the Fund's Administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the six months ended June 30, 2002, these fees amounted to $385,440. The Administrator subcontracts certain of these services to PFPC, Inc. In addition, Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the six months ended June 30, 2002, fees and expenses of the Mauritius Administrator amounted to $12,723. At June 30, 2002, CIBC WM owned 7,133 shares of the Fund's common stock.

    The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Country Adviser or the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

    NOTE C: PORTFOLIO ACTIVITY

    Purchases and sales of securities, other than short-term obligations, aggregated $56,154,994 and $65,902,829 respectively, for the six months ended June 30, 2002.

    NOTE D: FOREIGN INCOME TAX

    The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (the "tax treaty" or "treaty"). To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. Under current regulations, a fund

                                                            THE INDIA FUND, INC.


                                                                   JUNE 30, 2002
    NOTES TO FINANCIAL STATEMENTS (CONTINUED)                        (UNAUDITED)


    which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but is subject to a 15% withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997 and after March 31, 2002. During the period June 1, 1997 through March 31, 2002, dividend income from domestic companies was exempt from Indian income tax. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 21% (20% prior to April 1, 2002).

    The Fund will, in any year that it has taxable income for Mauritius tax purposes, elect to pay tax on its net income for Mauritius tax purposes at any rate between 0% and 35%.

    In March 2000, the Indian tax authorities issued an assessment order ("March 2000 Assessment Order") with respect to the Fund's Indian income tax return filed for the fiscal year ended March 31, 1997 which denied the benefits of the tax treaty between India and Mauritius. In the March 2000 Assessment Order, the Indian tax authorities held that the Fund is not a resident of Mauritius and assessed tax on the dividend income for the year ended March 31, 1997 at the rate of 20%, instead of the 15% rate claimed by the Fund under the tax treaty between India and Mauritius. Similar assessment orders were issued to several other mutual fund companies relying on the tax treaty between India and Mauritius. On April 13, 2000, the Central Board of Direct Taxes ("CBDT") of the Ministry of Finance in India issued a circular ("Circular 789") "clarifying" its position on Indian taxation under the tax treaty between India and Mauritius that, wherever a certificate of residence is issued by the Mauritian authorities, such certificate will constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the tax treaty between India and Mauritius. The Fund, relying on Circular 789 and in absence of a rectification order from the assessing officer, filed an appeal against the March 2000 Assessment Order with the Indian tax authorities. Hearings on the appeal were scheduled in which the Fund made submissions to the Indian tax authorities, however, the hearings were adjourned by Indian tax authorities, each time without a decision.

    Previously, however, an Indian public interest group had initiated litigation in the Indian courts challenging the Circular 789. In connection with this litigation, the Delhi High Court, in May 2002, passed an order invalidating the Circular 789. The history of past assessments by the Indian tax authorities (prior to issuance of Circular 789) and the arguments made in the recent Delhi High Court ruling suggest that the Indian tax authorities may adopt an aggressive position and investigate the taxability of Mauritius based funds, i.e., the Indian tax authorities may look beyond the tax residency certificate issued by Mauritius tax authorities to Mauritius based funds. The Indian tax authorities may also seek to reopen previously completed assessments of the Fund's Indian income tax returns and deny the benefits of the tax treaty between India and Mauritius to the Fund. During

THE INDIA FUND, INC.

                                                                   JUNE 30, 2002
    NOTES TO FINANCIAL STATEMENTS (CONTINUED)                        (UNAUDITED)


    the period the public interest litigation was pending with the high courts in India, the Indian tax authorities were generally allowing the benefits of the tax treaty between India and Mauritius to Mauritius based funds relying on Circular 789, however, the assessment orders issued were conditional upon the outcome of the public interest litigation.

    To the extent that it is later determined that the Fund would be unable to obtain the benefits of the treaty, the Fund would be subject to tax on capital gains in India on the sale of securities, which are currently at the rates of 10.5% on long-term capital gains and 31.5% on short-term capital gains (10% and 30%, respectively, prior to April 1, 2002). Further, the Fund, if the treaty benefits are denied, would be subject to tax on dividend income earned by the Fund prior to June 1, 1997 and subsequent to March 31, 2002, at a higher rate, which is currently 21% (20% prior to April 1, 2002), instead of 15%.

    In addition, for the fiscal years for which the assessment of the Fund's Indian tax returns has been completed, the Indian tax authorities have denied the carryforward of realized capital losses incurred by the Fund in such fiscal years on the grounds that the Fund was not subject to taxes on realized capital gains in India due to the application of the benefits of the tax treaty between India and Mauritius to the Fund. Therefore, the Fund may not, in a year in which it has net realized capital gains and the benefits of the tax treaty between India and Mauritius are denied by the Indian tax authorities, be able to offset capital losses realized in previous years.

    The Fund continues to: (i) comply with the requirements of the tax treaty between India and Mauritius; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius and therefore management believes that the Fund will be able to obtain the benefits of the tax treaty between India and Mauritius. Accordingly, no provision for Indian income taxes has been made in accompanying financial statements of the Fund. Although the Fund expects to obtain the benefits of the treaty, if the treaty benefits were to be denied to the Fund retrospectively, the Fund may be subject to additional Indian income taxes and interest and penalties, the amount of which currently cannot be determined.

    The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the treaty between India and Mauritius.

    While management currently feels that the likelihood is remote, to the extent that the benefits of the longstanding treaty between India and Mauritius were rescinded and were not available to the Fund, the cumulative amount of related taxes could have a material impact on the financial statements.

                                                            THE INDIA FUND, INC.


                                                                   JUNE 30, 2002
    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)                        (UNAUDITED)


    NOTE E: CAPITAL STOCK

    During the six months ended June 30, 2002, the Fund purchased 73,000 shares of capital stock on the open market at a total cost of $759,318. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 16.72%. These shares were purchased pursuant to the Fund's Stock Repurchase Plan previously approved by the Fund's Board of Directors authorizing the Fund to purchase up to 4,000,000 shares of its capital stock on the open market.

    During the year ended December 31, 2001, the Fund purchased 480,000 shares of capital stock at a total cost of $5,095,214 and at a weighted average discount of 19.11%.

    Subsequent to June 30, 2002, the Fund made additional purchases aggregating 16,000 shares of capital stock in the open market at a total cost of $160,800. The weighted average discount of these purchases was 20.36%.

    On February 1, 2002, the Fund announced a tender offer to be conducted during the third quarter of 2002 for 10% of the Fund's outstanding shares.

    NOTE F: CONCENTRATION OF RISKS

    At June 30, 2002, substantially all of the Fund's net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, and as further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities. At June 30, 2002, the Fund has a concentration of its investment in computer and technology-related industries. The values of such investments may be affected by changes in such industry sectors.

THE INDIA FUND, INC.


    RESULTS OF ANNUAL MEETING OF STOCKHOLDERS


    The Fund held its Annual Meeting of Stockholders on April 26, 2002. At the meeting, stockholders elected each of the nominess for Class I Directors proposed for election to the Fund's Board of Directors. The following table provides information concerning the matter voted on at the meeting:

    I. ELECTION OF DIRECTORS

                                                        VOTES          NON-VOTING              TOTAL
         NOMINEE                   VOTES FOR          WITHHELD           SHARES            VOTING SHARES
         -------                   ---------          --------         ----------          -------------
         Leslie H. Gelb            20,658,456           472,414          9,537,463           30,668,333
         Luis F. Rubio             20,664,516           466,354          9,537,463           30,668,333
         Gabriel Seeyave           18,714,614         2,416,256          9,537,463           30,668,333

    At June 30, 2002, in addition to Leslie H. Gelb, Luis F. Rubio and Gabriel Seeyave, the other directors of the Fund were as follows:

         Charles F. Barber
         Sir Rene Maingard
         Bryan McKigney
         Jeswald W. Salacuse
         Howard M. Singer

    ELECTION OF NEW DIRECTOR

    Effective July 29, 2002, J. Marc Hardy was appointed to the Board of Directors as a Class III Director of the Fund and will serve as a nominee for election as Director by stockholders at the Fund's next annual meeting of stockholders.

                                                            THE INDIA FUND, INC.


    DIVIDENDS AND DISTRIBUTIONS



    DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses.

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by the dividend paying agent. In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

    The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. if, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date.

THE INDIA FUND, INC.

    DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Because of the forgoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and shareholders will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

    Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

    Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

    The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

    There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable.


34
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                                                            THE INDIA FUND, INC.


    DIVIDENDS AND DISTRIBUTIONS (CONCLUDED)


    The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 400 Bellevue Parkway, Wilmington, Delaware 19809.


                                                                              35
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                                                        ADVANTAGE ADVISERS, INC.
                                                            THE INDIA FUND, INC.
                         (A WHOLLY OWNED SUBSIDIARY OF CIBC WORLD MARKETS CORP.)
--------------------------------------------------------------------------------
CIBC OPPENHEIMER PRIVACY POLICY

YOUR PRIVACY IS PROTECTED

At CIBC Oppenheimer, the Private Client Division of CIBC World Markets Corp., an important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

CIBC Oppenheimer does not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies within the CIBC family which provide financial, credit, insurance, trust, legal, accounting and administrative services to CIBC Oppenheimer or its clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.


36
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                                                        ADVANTAGE ADVISERS, INC.
                                                            THE INDIA FUND, INC.
                         (A WHOLLY OWNED SUBSIDIARY OF CIBC WORLD MARKETS CORP.)
--------------------------------------------------------------------------------


Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

CIBC Oppenheimer is committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent. If you have any questions regarding this matter we suggest that you speak with your Account Executive.


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ADVANTAGE ADVISERS, INC.

THE INDIA FUND, INC.

SEMI-ANNUAL REPORT

JUNE 30, 2002



THE INDIA FUND, INC.






THE INDIA FUND, INC.


INVESTMENT MANAGER:
Advantage Advisers, Inc., a
subsidiary of CIBC World
Markets Corp.

ADMINISTRATOR:
CIBC World Markets Corp.

SUB-ADMINISTRATOR:
PFPC Inc.

TRANSFER AGENT:
PFPC Inc.

CUSTODIAN:
Deutsche Bank AG